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                                  EXHIBIT 99.1

                                  Certification
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
          (Subsections (a) and (b) of Section 1350, Chapter 63 of Title
                             18, United States Code)

     I, John W. Cumming, President and Chief Executive Officer of Hologic, Inc., a Delaware corporation (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that, to the best of my knowledge and belief:

     (1) The Annual Report on Form 10-K for the year ended September 28, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 23, 2002                           /s/ John W. Cumming
                                                   -----------------------------
                                                   John W. Cumming
                                                   Chairman, President and Chief
                                                   Executive Officer